THIS FOURTEENTH  AMENDMENT TO CREDIT  AGREEMENT  (this  "Amendment") is made and entered into as of the 4th day of August 1995, by and among Telos Corporation, a Maryland corporation (formerly known as C3, Inc., a Maryland corporation), Telos Corporation, a California corporation (individually "Borrower" and collectively "Borrowers") and NationsBank, N.A., successor by merger to American Security Bank, N.A. (the "Bank" or "Agent").

                                   WITNESSETH:

         A. Borrowers, the Bank and the Agent entered into that certain Revolving and Reducing Senior Facility Credit Agreement, dated as of January 14, 1992 (the "Original Credit Agreement").

         B. Borrowers, the Bank and the Agent entered into an Agreement and Waiver dated as of July 20, 1992, an Amendment dated as of October 1, 1992, an Amendment dated as of January 15, 1993, an Amendment dated as of June 30, 1993, an Amendment dated as of August 31, 1993, an Amendment dated as of October 5, 1993, an Amendment dated as of December 31, 1993, an Amendment dated as of April 11, 1994, an Amendment dated as of June 8, 1994, an Amendment dated as of October 7, 1994, an Amendment dated as of January 5, 1995, an Amendment dated as of January 12, 1995 and an Amendment and Waiver dated as of April 17, 1995, whereby Borrowers, the Agent and the Bank agreed, among other things, to amend certain provisions of the Original Credit Agreement (the Original Credit
Agreement, as so amended, shall be hereinafter referred to as the "Credit Agreement").

         C.  Borrowers,  the  Agent and the Bank  further  desire,  pursuant  to
Section 11.1 of the Credit Agreement, to amend certain provisions of the Credit Agreement to enable the Bank, upon request of Borrowers, to issue standby letters of credit, all on the terms and conditions set forth below.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

         Section 1. Definitions. All terms used in this Amendment and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

         Section 2. Amendment to Definitions. Section 1.2 of the Credit Agreement is hereby amended by the addition of the following definition in the appropriate places in such section:



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         "Application:  The meaning specified in Section 2A(a).

               Issuance Effective Date:  The meaning specified in Section 2A(b).

               Letter of Credit:  The meaning specified in Section 2A(a).

               Periodic LC Fee:  The meaning specified in Section 2A(b).

         Section 3. Letters of Credit. The Credit Agreement is hereby amended by adding an Article IIA to the Credit Agreement after Article II, which shall read as follows:

                                  "ARTICLE IIA

                                LETTERS OF CREDIT

         (a) Issuance. Borrowers and the Bank acknowledge that from time to time Borrowers may request that the Bank issue a standby letter or letters of credit (each being herein referred to as a "Letter of Credit"), in connection with Borrowers' business operations. Any such request by Borrowers shall be made by Borrowers submitting to the Bank an Application and Agreement for Standby Letter of Credit (each being herein referred to as an "Application") on the Bank's standard form, which Application shall be executed by authorized officers of each Borrower, and be accompanied by such other supporting documentation and information, borrowing and other corporate resolutions and opinions of counsel as the Bank may from time to time request. Each Application shall be deemed to govern the terms of issuance of the subject Letter of Credit; it being understood, however, that the fees for issuance thereof shall be as set forth in
Section 2A(b).

         (b)  Fees.  In  addition  to the  payment  of all fees as set  forth in
Section 2.6, Borrowers shall pay to the Bank the following for each Letter of Credit issued by the Bank for the benefit of Borrowers: (i) a one-time origination fee in the amount of Three Hundred Dollars ($300.00), payable upon the issuance of each such Letter of Credit, and (ii) for each three (3) month period (or partial three (3) month period) during which such Letter of Credit remains outstanding, a fee (the "Periodic LC Fee") in the amount of 1/2 of 1% of the original face amount of such Letter of Credit, with the first Periodic LC Fee payment being payable on the date of issuance of such Letter of Credit, and each subsequent Periodic LC Fee payment being payable in advance on the first Banking Day of each and every successive third (3rd) calendar month after the Issuance Effective Date until such Letter of Credit is canceled or expires. For purposes of this Section 2A(b), the "Issuance Effective Date" shall be deemed to be the first day of the calendar month in which a Letter of Credit is issued (irrespective of the actual date of issuance). Notwithstanding the foregoing, it is expressly understood and agreed that the Bank shall not issue any Letters of Credit having an expiration date beyond the Maturity Date.


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         (c) Other  Matters.  In the  event the Bank  issues  any  Letter(s)  of
Credit, (i) the maximum amount of credit available under the Commitment shall be reduced by the face amount of each Letter of Credit (so long as such Letter of Credit remains outstanding), and (ii) any amounts drawn under any Letter of Credit shall be deemed a Loan and shall be deemed to be an advance under the Note, shall bear interest and be payable in accordance with the terms of the Note and shall be secured by the Security Documents (in the same manner as all other sums advanced under the Note). It is expressly understood and agreed that all obligations and liabilities of Borrowers to the Bank in connection with any such Letter(s) of Credit shall be deemed to be Obligations, and the Bank shall have no obligation to release its rights under the Security Documents until the Note and all other sums due to the Bank in connection with the Loans have been paid and satisfied in full, all Letters of Credit have been canceled or expired (i.e., none are outstanding), and the Bank has no further obligation or responsibility to make additional Loans or issue additional Letters of Credit. Furthermore, in no event whatsoever shall the Bank have any obligation to issue any Letter of Credit which would cause the face amount of all then outstanding Letters of Credit issued by the Bank for the benefit of Borrowers to exceed, in the aggregate, Three Hundred Thousand Dollars ($300,000.00)."

         Section 4. Conditions Precedent to this Amendment. The provisions of this Amendment are conditioned upon, and shall not become effective until the occurrence of, each of the following:

         (a)      Borrowers   shall  have  delivered  to  the  Agent   certified
                  corporate resolutions approving the transaction described herein, which shall be satisfactory to the Agent in its sole and absolute discretion.

         (b) No litigation, proceeding or any other action shall have been filed, or threatened to be filed, by any party which challenges, seeks to enjoin, restrain or prohibit or to obtain damages in respect of or which is related to the transactions contemplated by this Amendment.

         Section 5. No Waiver. Notwithstanding execution of this Amendment and the extension of Loans by the Bank to Borrowers in accordance with the provisions hereof, neither the Bank nor the Agent is waiving, and shall not be deemed to have waived, any of their respective rights under any provisions of the Credit Agreement, the Note or the other Revolving Loan Documents. The Bank's or the Agent's failure to insist upon the strict performance of any term, condition, or other provision of the Credit Agreement, the Note or the other Revolving Loan Documents or to exercise any right or remedy hereunder or thereunder shall not constitute a waiver by the Bank or the Agent of any such term, condition or other provision or default or Event of

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Default in connection therewith.

         Section 9. Continued Effect of Credit Agreement. Except as specifically amended herein, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

         Section 10. Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same Amendment, and shall become effective when one or more of the same counterparts have been signed by each of the parties to this Amendment and delivered (by facsimile or otherwise) to the other parties, it being understood that each party need not sign the same counterpart.

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         IN WITNESS  WHEREOF,  the Bank,  the  Agent,  and  Borrowers  have each executed this Amendment as of the date first written above.

                                      NATIONSBANK, N.A.

                                      By:  /s/  Catherine S. Grimm
                                         -----------------------------
                                      Name:  Catherine S. Grimm
                                           ---------------------------
                                      Title:            VP
                                            --------------------------
                                      NATIONSBANK, N.A., as the Agent

                                      By:  /s/  Catherine S. Grimm
                                         -----------------------------
                                      Name:  Catherine S. Grimm
                                           ---------------------------
                                      Title:            VP
                                            --------------------------

                                      TELOS CORPORATION, formerly known as
                                      C3, Inc.

                                      By:  /s/  Gerald D. Calhoun
                                         -----------------------------
                                      Name:   Gerald D. Calhoun
                                           ---------------------------
                                      Title:Vice President Corporate Secretary
                                            -----------------------------------

                                      TELOS CORPORATION

                                      By:  /s/  Gerald D. Calhoun
                                         -----------------------------
                                      Name:   Gerald D. Calhoun
                                           ---------------------------
                                      Title:Vice President Corporate Secretary
                                            -----------------------------------



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